Exhibit 10.1

RADIAN GROUP INC.

AMENDED AND RESTATED

2008 EQUITY COMPENSATION PLAN

The purpose of the Radian Group Inc. 2008 Equity Compensation Plan (the “Plan”) is to promote the interests of Radian Group Inc., a Delaware corporation (together with its Subsidiaries as a group, the “Company”), by providing employees, officers, non-employee directors, consultants and advisors of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the service of the Company, and by aligning their long-term interests with those of the Company’s stockholders. The Plan is the successor to the Radian Group Inc. Equity Compensation Plan, as amended, adopted by the Board in 1995, under which no further incentive awards will be granted.

1. Definitions

Capitalized terms used in the Plan shall have the definitions specified or otherwise referenced in Section 23 below, unless the context otherwise requires.

2. Grants Under the Plan

The following equity incentives may be granted under the Plan: Incentive Stock Options (as defined in Section 6(b) below), Nonqualified Stock Options (as defined in Section 6(b) below), Restricted Stock Grants (as defined in Section 7 below), Restricted Stock Units (as defined in Section 7 below), SARs (as defined in Section 8 below), Phantom Stock (as defined in Section 9 below), and Performance Share Awards (as defined in Section 10 below). Each award of an equity incentive under the Plan may be referred to herein as a “Grant.” All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions of any nature as the Committee deems appropriate and specifies in writing to the Grantee in order to evidence the Grant (the “Grant Letter”), as long as they are not inconsistent with the Plan. Grants under any section of the Plan need not be uniform as among the Grantees receiving the same type of Grant, and Grants under two or more sections of the Plan may be combined in one Grant Letter.

3. Shares Subject to the Plan

(a) Maximum Number of Shares. The aggregate number of shares of the Common Stock, par value $0.001 (“Common Stock”), of the Company that may be issued under the Plan is 2,467,000 shares, subject to adjustment as provided in this Section 3 (the “Plan Reserve”). The maximum number of shares of Common Stock subject to Grants made to any individual Grantee in any calendar year shall be 500,000 shares, subject to adjustment pursuant to Section 3(c) below. The shares issued under the Plan may be authorized but unissued shares or reacquired shares. If and to the extent that (i) Stock Options or SARs granted under the Plan terminate, expire or are canceled without having been exercised, (ii) any shares of Restricted Stock or Phantom Stock or any Restricted Stock Units or Performance Share Awards are forfeited or otherwise terminate or are cancelled without being vested or settled in full, or (iii) awards are settled in cash rather than Common Stock, the shares subject to such Grant shall be restored to the Plan Reserve and shall again be available for subsequent Grants under the Plan, computed as provided in Section 3(b) below. With respect to awards that provide for settlement solely in cash (and not Common Stock), the Common Stock on which the awards are based shall not count against the Plan Reserve. For the avoidance of doubt, the following shares shall not again be made available for subsequent Grants under the Plan: (1) shares not issued as a result of the net settlement of a stock-settled SAR, (2) shares tendered or withheld to pay the exercise price or withholding taxes related to a Grant, or (3) shares repurchased on the open market with the proceeds of the exercise price of any Grant.

(b) Flexible Plan Reserve. Each Stock Option or SAR (other than an SAR providing for settlement solely in cash, which shall not count against the Plan Reserve) granted under this Plan shall reduce the Plan Reserve available for grant under the Plan by one (1) share for every share subject to such Grant. Each Grant of Restricted Stock, Restricted Stock Units (other than a Grant providing for settlement solely in cash, which shall not count against the Plan Reserve), Phantom Stock or Performance Share Awards under this Plan (collectively, “Full Value Grants”) shall reduce the Plan Reserve available for grant under the Plan by 1.14 shares (1- 1/3 shares for grants made prior to the date of stockholder approval of this amended and restated Plan) for every share subject to such Full Value Grant. To the extent that shares subject to Stock Options or SARs are restored to the Plan Reserve through the operation of clause (i) or (iii) of Section 3(a) above, such shares shall increase the Plan Reserve available for grant under the Plan by one (1) share for each share so restored. To the extent that shares subject to Full Value Grants are restored to the Plan Reserve through the operation of clause (ii) of Section 3(a) above, such shares shall increase the Plan Reserve available for grant under the Plan by 1.14 shares (1- 1/3 shares with respect to shares restored from grants made prior to the date of stockholder approval of this amended and restated Plan) for each share so restored.

(c) Adjustment Upon Changes in Capitalization. If any change is made to the Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding Grants under the Plan, the Committee shall preserve the value of the outstanding Grants by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company’s capital structure, and by making appropriate adjustments to the number and class of shares, the exercise price of each outstanding Grant and otherwise. Any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than .500 down, in each case to the nearest whole number.

4. Administration

(a) Composition of Committee. The Plan shall be administered and interpreted by the Compensation and Human Resources Committee of the Board or such other committee of the Board as may be appointed from time to time by the Board (the “Committee”); provided, however, that grant decisions made hereunder shall be made by at least two members of the Committee, each of whom shall be (i) “outside directors” as defined under Section 162(m) of the Code, (ii) “non-employee directors” as defined in Rule 16b-3 under the Exchange Act, and

(iii) “independent directors” under the rules and regulations of the New York Stock Exchange or such other securities exchange on which the Common Stock is then listed. A majority of the independent directors of the Company, in their sole discretion, may exercise any or all authority of the Committee under the Plan in lieu of the Committee, and in such instances references herein to the Committee shall be deemed to refer to such directors.

(b) Powers of the Committee. Subject to the express provisions and limitations set forth in this Plan, the Committee shall have the sole authority to determine: (i) who from among the Eligible Participants will receive Grants under the Plan, (ii) the type, size and terms of each Grant under the Plan, (iii) the time when each Grant will be made and the duration of any exercise or restriction periods, including following termination of the Grantee’s service relationship (which periods may be extended, subject to the original term, at the Committee’s discretion), (iv) any restrictions on resale applicable to the shares to be issued or transferred pursuant to the Grant, and (v) any other matters arising under the Plan. A majority of the Committee shall constitute a quorum thereof, and the actions of a majority of the members of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall constitute actions of the Committee; provided, however, that the Committee may also act by delegated authority pursuant to Section 4(c) below. The Committee shall have full power and discretionary authority to administer and interpret the Plan and to adopt or amend such rules, procedures, agreements and instruments as it may deem appropriate for the proper administration of the Plan. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Grants under the Plan. No person acting under this Section 4 shall be held liable for any action or determination made with respect to the Plan or any Grant under the Plan, except for the willful misconduct or gross negligence of such person. All Grants shall be made conditional upon the Participant’s acknowledgment, by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant.

(c) Delegation and Administrative Action. The Committee may delegate to one or more separate committees (any such committee, a “Subcommittee”) composed of at least two members of the Committee, one of whom shall be the member then serving as the chairman of the Committee, the ability to make Grants, as provided in Section 4(b) above, and to exercise all powers of the Committee described herein. Any such actions of a Subcommittee shall be treated for all purposes as if taken by the Committee. The Committee may delegate certain administrative matters under the Plan to an officer or officers of the Company, and such administrator(s) may have the authority to execute and distribute Grant Letters in accordance with the Committee’s determinations, to maintain records relating to the granting, vesting, exercise, forfeiture or expiration of Grants, to process or oversee the issuance of shares or cash upon the exercise, vesting and/or settlement of a Grant, and to take such other administrative actions as the Committee may specify. Any delegation by the Committee pursuant to this Section 4(c) shall be subject to and limited by applicable law or regulation, including without limitation the General Corporation Law of the State of Delaware and the rules and regulations of the New York Stock Exchange or such other securities exchange on which the Common Stock is then listed.

5. Eligibility for Participation

Officers and other employees of the Company, non-employee members of the Board, and consultants and advisors to the Company, shall be eligible to participate in the Plan (referred to individually as an “Eligible Participant” and collectively as “Eligible Participants”). Only Eligible Participants who are officers or other employees of the Company or a Parent Corporation or Subsidiary Corporation shall be eligible to receive Incentive Stock Options and Performance Share Awards. All Eligible Participants shall be eligible to receive Nonqualified Stock Options, Restricted Stock Grants, Restricted Stock Units, SARs and Phantom Stock. Those Eligible Participants who are selected by the Committee to receive Grants under the Plan are referred to individually as a “Grantee” and collectively as the “Grantees.” With respect to a Grantee who is an employee of the Company, a leave of absence by the Grantee, if in accordance with Company policy or otherwise approved by the Company, shall not be deemed a termination or interruption of the continuous employment of the Grantee for purposes of the Plan.

6. Stock Options

(a) Grant and Number of Shares. The Committee may grant stock options as provided in this Section 6. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be subject to each option.

(b) Type of Option and Exercise Price.

(1) The Committee may grant options qualifying as incentive stock options within the meaning of Section 422 of the Code (“Incentive Stock Options”) and other stock options (“Nonqualified Stock Options”), in accordance with the terms and conditions set forth herein, or may grant any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter referred to collectively as “Stock Options”). The option exercise price per share of each Stock Option shall not be less than the fair market value of a share of Common Stock on the date of grant (as determined pursuant to Section 6(b)(2) below). Notwithstanding the preceding sentence, if the Grantee of an Incentive Stock Option is the owner of Common Stock (as determined under section 424(d) of the Code) who possesses more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the option exercise price per share in the case of such Incentive Stock Option shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant.

(2) For all valuation purposes under the Plan, the “fair market value” of a share of Common Stock shall be the closing price at which the Common Stock shall have been sold regular way on the New York Stock Exchange on the date as of which such value is being determined or, if no sales occurred on such day, then on the next preceding day on which there were such sales, or, if at any time the Common Stock shall not be listed on the New York Stock Exchange, the fair market value as determined by the Committee on the basis of available prices for such Common Stock or in such manner as may be authorized by applicable regulations under the Code.

(c) Exercise Period. The Committee shall determine the option exercise period of each Stock Option. The exercise period shall not exceed ten years from the date of grant. However, if the Grantee of an Incentive Stock Option is the owner of Common Stock (as determined under Section 424(d) of the Code) who possesses more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the exercise period shall not exceed five years.

(d) Vesting of Options; Restrictions on Shares; Acceleration of Vesting. The vesting period for Stock Options shall commence on the date of grant and shall end on the date or dates, determined by the Committee, that shall be specified in the Grant Letter; provided, however, that unless otherwise specified in the Grant Letter, each Stock Option shall vest and become exercisable in cumulative installments to the extent of 25% of the number of shares originally covered thereby on and after the first, second, third and fourth anniversaries of the grant of the Stock Option, if on such anniversary the Grantee remains an Eligible Participant. The Committee may impose upon the shares of Common Stock issuable upon the exercise of a Stock Option such restrictions as it deems appropriate and specifies in the Grant Letter. During any period in which such restrictions apply, the provisions of Section 7(d) below shall be applicable to such shares. Notwithstanding any other provision of the Plan or any Grant Letter, all outstanding Stock Options shall become immediately fully vested and exercisable upon the earliest to occur of the following, if at such time the Grantee remains an Eligible Participant: (i) the Grantee’s Retirement (as defined below in the case of an employee or a non-employee director), (ii) five years from the date of the Grant, or (iii) the Grantee’s death or Disability (as defined below). Notwithstanding anything in the Plan to the contrary, (i) Stock Options granted before May 13, 2009 shall become immediately fully vested and exercisable upon a Change of Control of the Company, and (ii) with respect to Stock Options granted on or after May 13, 2009, the Committee shall specify in the Grant Letter the circumstances under which Stock Options shall become vested and exercisable in the event of a Change of Control of the Company. For purposes of this Plan: (1) the term “Retirement” applies only to a Grantee who is an employee of the Company or a Parent Corporation or Subsidiary Corporation, or a non-employee director, and shall mean either (A) separation from service following the Grantee’s attainment of age 65 and the completion of at least 5 years of credited service, or (B) separation from service following the Grantee’s attainment of age 55 and the completion of at least 10 years of credited service, and (2) for the avoidance of doubt, the provisions of the Plan that refer to “Retirement” shall not apply to a Grantee who is a consultant or advisor. For purposes of this Plan, “Disability” shall mean a physical or mental impairment of sufficient severity that the Grantee is both eligible for and in receipt of benefits under the long-term disability program maintained by the Company. Notwithstanding anything to the contrary herein, the Committee may modify the definition of Disability for a particular Grant as the Committee deems appropriate in the Gant Letter issued with respect to such Grant.

(e) Manner of Exercise. A Grantee may exercise a Stock Option by delivering a duly completed notice of exercise to the Company. Unless other arrangements satisfactory to the Company are made, no shares of Common Stock shall be issued on the exercise of a Stock

Option unless paid for in full at the time of purchase. Payment for shares of Common Stock purchased upon the exercise of a Stock Option shall be made (i) in cash or, (ii) subject to such conditions as may be established by the Committee, (1) by tendering (actually or by attestation) shares of Common Stock valued at the then fair market value thereof, (2) by authorizing a third party to sell shares of Common Stock acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any tax withholding resulting from such exercise, or (3) by any combination of the foregoing. The shares of Common Stock so purchased will be issued and delivered to the person entitled thereto at the Company’s corporate headquarters in Philadelphia, Pennsylvania or, at the Company’s sole discretion, by book entry into a brokerage or other account designated by the Company for such purpose. No person shall have any rights as a stockholder with respect to any share of Common Stock covered by a Stock Option unless and until such person shall have become the holder of record of such share, and, except as otherwise permitted in Section 3(c) hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property or distributions or other rights) in respect of such share for which the record date is prior to the date on which such person shall have become the holder of record thereof.

(f) Termination, Retirement, Disability or Death.

(1) Except as otherwise specified in the Grant Letter: (A) If a Grantee is an employee, consultant or advisor and ceases to be an Eligible Participant for any reason other than involuntary termination of employment by the Company, Retirement, Disability or death, any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within 90 days after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than 90 days, specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period. (B) If a Grantee is an employee and ceases to be an Eligible Participant as a result of his or her involuntary termination of employment by the Company without Cause, any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within one year after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than one year, specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period. (C) In the event of the Retirement, Disability or death of a Grantee, any Stock Option held by such Grantee may be exercised by the Grantee (or the Grantee’s personal representative) at any time prior to the date of expiration of the option exercise period (or within such shorter period of time as may be specified in the Grant Letter). (D) In the event a Grantee’s employment or service relationship is terminated by the Company for Cause, any Stock Option held by such Grantee shall immediately terminate and be of no further force or effect.

(2) In the case of a Grantee who is a non-employee director, then notwithstanding Section 6(f)(1) above: (A) In the event of the Retirement or other voluntary departure from the Board, Disability or death of such Grantee, any Stock Option which was otherwise, or which becomes, exercisable by such Grantee at the date of such Retirement, other voluntary departure from the Board, Disability or death, may be exercised by the Grantee (or the Grantee’s personal representative) at any time prior to the date of expiration of the option exercise period. (B) Notwithstanding the provisions of clause (A) above, however, in the event of such Grantee’s failure to be nominated for reelection to the Board or failure to be reelected after nomination, any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within one year after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than one year, as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period. (C) In the event of such Grantee’s removal from the Board for Cause, any Stock Option held by such Grantee shall immediately terminate and be of no further force or effect.

(3) For the avoidance of doubt, the shares of Common Stock as to which a Stock Option is exercisable upon the happening of any event specified in this Section 6(f) shall include any shares as to which vesting shall be accelerated by operation of Section 6(d).

(g) Limits on Incentive Stock Options. Each Grant of an Incentive Stock Option shall provide that:

(1) the Incentive Stock Option is not transferable by the Grantee, except, in the case of an individual Grantee, by will or the laws of descent and distribution;

(2) the Incentive Stock Option is exercisable only by the Grantee, except as otherwise provided herein or in the Grant Letter in the event of the death of an individual Grantee; and

(3) the aggregate fair market value of the Common Stock on the date of the Grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan and under any other stock option plan of the Company shall not exceed $100,000.

To the extent that any portion of a purported Incentive Stock Option shall fail or shall cease to qualify as an “incentive stock option” under the Code, such portion shall thereafter be deemed to be, and shall be interpreted as, a Nonqualified Stock Option for all purposes hereunder.

(h) Exchange Act Limitation. Unless the Grantee could otherwise transfer Common Stock issued pursuant to the Stock Option without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of acquisition of the Stock Option until the date of disposition of the Common Stock issued upon exercise thereof.

7. Restricted Stock Grants and Restricted Stock Units

The Committee may (i) issue shares of Common Stock to an Eligible Participant subject to such restrictions as the Committee shall determine (a “Restricted Stock Grant”), or (ii) grant to an Eligible Participant the right to receive shares of Common Stock, or, if so designated in the Grant Letter, cash equal to the fair market value of shares of Common Stock, upon the lapsing of such restrictions as the Committee shall determine (“Restricted Stock Units”). The following provisions are applicable to Restricted Stock Grants and Restricted Stock Units:

(a) General Requirements. Shares of Common Stock issued pursuant to Restricted Stock Grants or Restricted Stock Units will be issued in consideration for cash or past or future services rendered having a value, as determined by the Committee, at least equal to the par value thereof. All conditions and restrictions imposed under each Restricted Stock Grant or grant of Restricted Stock Units, and the vesting or performance period during which the Restricted Stock Grant or Restricted Stock Units will remain subject to such restrictions, shall be set forth in the Grant Letter and designated therein as the “Restriction Period.” The restrictions imposed under any Restricted Stock Grant or grant of Restricted Stock Units shall lapse on such vesting date or dates as the Committee may approve until the restrictions have lapsed as to 100% of the shares, except as vesting may be accelerated pursuant to Section 7(c) below. In the case of a Restricted Stock Grant, on the grant date, the specified number of shares of Restricted Stock shall be issued subject to the provisions of this Section 7. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to this Section 7 are satisfied, upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest, subject to any continuing restrictions of this Plan or the Grant Letter. In the case of Restricted Stock Units, on the grant date, the Company shall credit to a bookkeeping account established on its records the specified number of Restricted Stock Units awarded to the Grantee (without the creation of any trust or segregated account). Provided that all conditions to the vesting of Restricted Stock Units imposed pursuant to this Section 7 are satisfied, upon the occurrence of the vesting date with respect to Restricted Stock Units, such units shall vest and the Grantee shall receive upon vesting or upon such later date as shall be specified in the Grant Letter (the “RSU Conversion Date”), as determined by the Committee in the Grant Letter, either (i) a share of Common Stock for each such Restricted Stock Unit, subject to any continuing restrictions of this Plan or the Grant Letter, or (ii) an amount in cash that is equal to the fair market value of a share of Common Stock as of the RSU Conversion Date for each such Restricted Stock Unit.

(b) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be subject to each Restricted Stock Grant or the number of Restricted Stock Units to be granted. Payments with respect to Restricted Stock Units may be made in cash, in Common Stock, or in a combination of the two, as determined by the Committee in the Grant Letter.

(c) Requirement of Service Relationship with Company. Except as otherwise specified in the Grant Letter, if the Grantee’s service relationship with the Company, whether as an employee, director, consultant, advisor or otherwise, terminates during the period designated in the Grant Letter as the Restriction Period, the Restricted Stock Grant or grant of Restricted Stock Units shall terminate as to all shares covered by the Grant as to which restrictions on transfer have not lapsed, and in the case of Restricted Stock, such shares shall be immediately forfeited to the Company. The Restriction Period for any Restricted Stock Grant or Restricted Stock Units the vesting of which is based upon a continuing service relationship with the Company shall be a minimum of three years from the grant date, and the Restriction Period for any Restricted Stock Grant or grant of Restricted Stock Units that is based upon performance criteria shall be based upon performance over a minimum period of one year. Notwithstanding the foregoing, however, in the event of the termination of the Grantee’s service relationship with the Company as a result of the Grantee’s Retirement, death or Disability, the Restriction Period shall be deemed immediately terminated, all restrictions on the transfer of shares subject to any Restricted Stock Grant or grant of Restricted Stock Units shall immediately lapse, and all such shares shall become fully vested. Notwithstanding anything in the Plan to the contrary, (i) Restricted Stock Grants and Restricted Stock Units granted before May 13, 2009 shall become immediately fully vested upon a Change of Control of the Company, and (ii) with respect to Restricted Stock Grants and Restricted Stock Units granted on or after May 13, 2009, the Committee shall specify in the Grant Letter the circumstances under which the Restricted Stock Grant or Restricted Stock Units shall vest in the event of a Change of Control of the Company.

(d) Restrictions on Transfer and Issuance of Stock Certificates. During the Restriction Period, a Grantee under a Restricted Stock Grant or grant of Restricted Stock Units may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock or Restricted Stock Units that have not yet vested except to a Successor Grantee pursuant to Section 11(a) below. The Grantee shall not be entitled to the delivery of any stock certificate or certificates representing shares subject to a Restricted Stock Grant or a grant of Restricted Stock Units until any and all restrictions on such shares shall have lapsed. With respect to a Restricted Stock Grant, the Company may issue shares subject to such restrictive legends or stop-transfer instructions as it deems appropriate, and may provide for the escrow or retention of custody of such shares, including in book-entry form, during the Restriction Period.

(e) Stockholder Rights; Dividends. In the case of a Restricted Stock Grant, except as provided in this Section 7, during the Restriction Period, the Grantee shall have, with respect to the shares of Restricted Stock issued pursuant to such Restricted Stock Grant, all of the rights of a stockholder, including the right to vote the shares and the right to receive any cash dividends. In the case of Restricted Stock Units, during the Restriction Period, the Grantee shall not have any of the rights of a stockholder with respect to the shares subject to such Restricted Stock Units, including voting or dividend rights, and shall be an unsecured creditor of the Company. If Restricted Stock Units are to be settled in shares of Common Stock, on the RSU Conversion Date, the Company shall cause to be issued in the name of, and delivered to the Grantee (which may be in book-entry form), a certificate for shares of Common Stock equal to the number of Restricted Stock Units that shall have vested, whereupon the Grantee shall have all of the rights of a stockholder with respect to such shares.

8. Stock Appreciation Rights

(a) General Provisions. The Committee may grant stock appreciation rights (“SARs”) as provided in this Section 8. The Committee may grant Stand-Alone SARs, or may grant Tandem SARs in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such Tandem SARs may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such Tandem SARs may be granted only at the time of grant of such Stock Option. The exercise price of each Stand-Alone SAR shall be equal to the fair market value of a share of Common Stock as of the date of grant of such Stand-Alone SAR. The exercise price of each Tandem SAR shall be equal to the exercise price of the related Stock Option; provided, however, that if the Tandem SAR is granted subsequent to the date of grant of the related Stock Option, and an exercise price equal to that of the related Stock Option would result in the disallowance of the Company’s expense deduction pursuant to Section 162(m) of the Code, then the exercise price of such Tandem SAR shall be equal to the fair market value of a share of Common Stock as of the grant date of such Tandem SAR.

(b) Number of SARs. The Committee, in its sole discretion, shall determine the number of SARs granted to any Grantee. The number of Tandem SARs granted to a Grantee which shall be exercisable during any given period of time shall not exceed the number of shares of Common Stock which the Grantee may purchase upon the exercise of the related Stock Option during such period. Upon the exercise of a Stock Option, the Tandem SARs relating to the Common Stock covered by the Stock Option shall terminate. Upon the exercise of any Tandem SARs, the related Stock Option shall terminate to the extent of an equal number of shares of Common Stock.

(c) Settlement Amount. Upon a Grantee’s exercise of some or all of the Grantee’s SARs, the Grantee shall receive in settlement of such SARs an amount equal to the stock appreciation (as defined herein) for the number of SARs exercised, payable in cash, Common Stock or a combination thereof. The “stock appreciation” for an SAR is the difference between the exercise price of such SAR determined under Section 8(a) above and the fair market value of the underlying Common Stock on the date of exercise of the SAR.

(d) Settlement Election. Unless otherwise specified in the Grant Letter, upon the exercise of any SARs, the Grantee shall have the right to request the portions of the settlement amount that the Grantee desires to receive in cash and shares of Common Stock, respectively. For purposes of calculating the number of shares of Common Stock to be received upon settlement, shares of Common Stock shall be valued at their fair market value on the date of exercise of the SARs. Notwithstanding a Grantee’s request to receive such settlement in whole or in part in cash, the Committee may require, in whole or in part, that shares of Common Stock be delivered in lieu of cash, or that such settlement be made in cash. If shares of Common Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

(e) Term, Vesting and Exercise of Tandem SARs. Any Tandem SAR shall be exercisable only to the extent that, and during the period when, the Stock Option to which such Tandem SAR is related is also exercisable.

(f) Term and Vesting of Stand-Alone SARs; Acceleration of Vesting. The exercise period of any Stand-Alone SARs shall not exceed ten years from the date of grant. The vesting period for Stand-Alone SARs shall commence on the date of grant and shall end on the date or dates, determined by the Committee, that shall be specified in the Grant Letter; provided, however, that unless otherwise specified in the Grant Letter, each Stand-Alone SAR shall vest and become exercisable in cumulative installments to the extent of 25% of the number of shares originally covered thereby on and after the first, second, third and fourth anniversaries of the grant date, if on such anniversary the Grantee remains an Eligible Participant. The Committee may impose upon any shares of Common Stock issuable upon the exercise of a Stand-Alone SAR such restrictions as it deems appropriate and specifies in the Grant Letter. During any period in which such restrictions apply, the provisions of Section 7(d) above shall be applicable to such shares. Notwithstanding any other provision of the Plan or any Grant Letter, each outstanding Stand-Alone SAR shall become immediately exercisable upon the earliest to occur of the following, if at such time the Grantee remains an Eligible Participant: (i) the Grantee’s Retirement, (ii) five years from the date of the Grant, or (iii) the Grantee’s death or Disability. Notwithstanding anything in the Plan to the contrary, (i) Stand-Alone SARs granted before May 13, 2009 shall become immediately fully vested and exercisable upon a Change of Control of the Company, and (ii) with respect to Stand-Alone SARs granted on or after May 13, 2009, the Committee shall specify in the Grant Letter the circumstances under which the Stand-Alone SAR shall become vested and exercisable in the event of a Change of Control of the Company.

(g) Effect of Termination on Stand-Alone SARs.

(1) Except as otherwise specified in the Grant Letter: (A) If a Grantee of a Stand-Alone SAR is an employee, consultant or advisor and ceases to be an Eligible Participant for any reason other than involuntary termination of employment by the Company, Retirement, Disability or death, any Stand-Alone SAR which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within 90 days after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than 90 days, specified in the Grant Letter), but in any event no later than the expiration of the term of such Stand-Alone SAR. (B) If a Grantee is an employee and ceases to be an Eligible Participant as a result of his or her involuntary termination of employment by the Company without Cause, any Stand-Alone SAR which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within one year after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than one year, specified in the Grant Letter), but in any event no later than the expiration of the term of such Stand-Alone SAR. (C) In the event of the Retirement, Disability or death of a Grantee, any Stand-Alone SAR held by such Grantee may be exercised by the Grantee (or the Grantee’s personal representative) at any time prior to the expiration of the term of such Stand-Alone SAR (or within such shorter period of time as may be specified in the Grant Letter). (D) In the event a Grantee’s employment or service relationship is terminated by the Company for Cause, any Stand-Alone SAR held by such Grantee shall immediately terminate and be of no further force or effect.

(2) In the case of a Grantee of a Stand-Alone SAR who is a non-employee director, then notwithstanding Section 8(g)(1) above: (A) In the event of the Retirement or other voluntary departure from the Board, Disability or death of such Grantee, any Stand-Alone SAR which was otherwise, or which becomes, exercisable by such Grantee at the date of such Retirement, other voluntary departure from the Board, Disability or death, may be exercised by the Grantee (or the Grantee’s personal representative) at any time prior to the expiration of the term of such Stand-Alone SAR. (B) Notwithstanding the provisions of clause (A) above, in the event of such Grantee’s failure to be nominated for reelection to the Board or failure to be reelected after nomination, any Stand-Alone SAR which is otherwise exercisable by the Grantee shall terminate unless exercised by the Grantee within one year after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than one year, as may be specified in the Grant Letter), but in any event no later than the expiration of the term of such Stand-Alone SAR. (C) In the event of such Grantee’s removal from the Board for Cause, any SAR held by such Grantee shall immediately terminate and be of no further force or effect.

(3) For the avoidance of doubt, the shares of Common Stock (or cash payment) as to which a Stand-Alone SAR is exercisable upon the happening of any event specified in this Section 8(g) shall include any shares (or cash payment) as to which vesting shall be accelerated by operation of Section 8(f).

9. Phantom Stock

(a) General Provisions. The Committee may grant Phantom Stock in such amounts as it deems appropriate. Phantom Stock shall give the Grantee the right to receive shares of Common Stock on a conversion date specified by the Committee. The Committee may establish conditions on the conversion of Phantom Stock and restrictions on vesting, if any, as it deems appropriate. The period of years during which a Phantom Stock Grant will be subject to any vesting restrictions shall be set forth in the Grant Letter and designated as the “Phantom Stock Restriction Period.” All restrictions imposed under a Phantom Stock Grant shall lapse on such vesting date or dates as the Committee may approve, except as vesting may be accelerated pursuant to Section 9(c) below. In addition, subject to the percentage limitation in Section 9(c) below, the Committee may determine as to any Phantom Stock Grants that such Grants shall not be subject to vesting restrictions. Each share of Phantom Stock shall be granted at full value with no exercise price.

(b) Number of Shares of Phantom Stock; Accounts. The Committee, in its sole discretion, shall determine the number of shares that will be granted pursuant to each Phantom Stock Grant. Phantom Stock may be granted in lieu of Performance Share Awards under the Performance Plan as defined in Section 10(a). The Company shall credit to a bookkeeping account established on its records all shares of Phantom Stock credited to a Grantee (without the creation of any trust or segregated account).

(c) Requirement of Service Relationship with Company. Except as provided in the Grant Letter, if the Grantee’s service relationship with the Company, whether as an employee, director, consultant, advisor or otherwise, terminates during any period designated in the Grant Letter as the Phantom Stock Restriction Period, the Phantom Stock Grant shall terminate as to all shares covered by the Grant as to which vesting restrictions have not lapsed, and such shares shall be forfeited. The Phantom Stock Restriction Period for any Phantom Stock Grant the vesting of which is based upon a continuing service relationship with the Company shall be a minimum of three years from the grant date, and the Phantom Stock Restriction Period for any Phantom Stock Grant that is based upon performance criteria shall be based upon performance over a minimum period of one year; provided, however, that up to five percent (5%) of the number of shares subject to the initial Plan Reserve may be subject to Phantom Stock Grants with a shorter or with no Phantom Stock Restriction Period. In addition, and notwithstanding the foregoing, in the event of the termination of the Grantee’s service relationship with the Company as a result of the Grantee’s Retirement, death or Disability, the Phantom Stock Restriction Period shall be deemed immediately terminated, all restrictions on the transfer of shares subject to the Phantom Stock Grant shall immediately lapse, and all such shares shall become fully vested. Notwithstanding anything in the Plan to the contrary, (i) for Phantom Stock granted before May 13, 2009, upon a Change of Control of the Company, all restrictions on the transfer of shares subject to the Phantom Stock Grant shall immediately lapse and all shares shall become fully vested, and (ii) with respect to Phantom Stock granted on or after May 13, 2009, the Committee shall specify in the Grant Letter the circumstances under which the restrictions on the transfer of shares subject to the Phantom Stock Grant shall lapse and the extent to which the shares shall become vested in the event of a Change of Control of the Company.

(d) Dividend Equivalents. The Company shall credit dividend equivalents on Phantom Stock as and when dividends are payable on Common Stock. Dividend equivalents shall be converted to additional shares of Phantom Stock on the dividend payment date and credited to the Grantee’s accounts.

(e) Conversion. On the date specified in the Grant Letter as the conversion date for the Grantee’s Phantom Stock, the Grantee shall receive in settlement of such Phantom Stock a number of shares of Common Stock equal to the Phantom Stock then credited to the Grantee’s account. Settlement shall be made in whole shares of Common Stock, with any fractional shares paid in cash.

(f) No Rights as a Stockholder. Except for divided equivalents as provided in Section 9(d) above, a Grantee shall not have any rights as a stockholder with respect to any Phantom Stock, including with respect to voting rights. Grantees shall be unsecured creditors of the Company with respect to Phantom Stock.

10. Performance Share Awards

(a) General Provisions. The Committee may grant Performance Share Awards (“Performance Share Awards”) to key employees of the Company under and pursuant to this Section 10 and the Company’s Performance Share Plan adopted by the Board effective February 8, 2005, as amended, or any successor thereto (the “Performance Plan”). A Performance Share Award shall entitle the Grantee to receive shares of Common Stock upon settlement of the Performance Share Award at the conclusion of the Award Term (as defined in the Performance Plan), contingent upon the satisfaction of certain Performance Goals (as defined in the Performance Plan) established by the Committee. The terms and conditions of each Performance Share Award, including the Grantee, the target number of shares thereunder, the Performance Goals, the Award Term, and the formula, method or matrix for determining payout, shall be determined by the Committee in accordance with the Performance Plan and shall be set forth in the Grant Letter. Shares of Common Stock issued under a Performance Share Award shall be granted at full value with no exercise price.

(b) Number of Shares; Accounts. The Committee, in its sole discretion, shall determine the target number of shares of Common Stock that will be subject to each Performance Share Award. The actual number of shares that may be issued upon settlement of a Performance Share Award will be determinable at the conclusion of the Award Term. The Company shall establish on its records and maintain a bookkeeping account in which shall be recorded the number of shares of Common Stock subject to a Performance Share Award and the number of shares actually credited to a Grantee (without the creation of any trust or segregated account).

(c) Termination of Employment. If the Grantee’s employment with the Company terminates during the Award Term of a Performance Share Award then, depending upon the reason for such termination, such Performance Share Award may continue in force or may terminate, as provided by the applicable provisions of the Performance Plan.

(d) Change of Control. Upon a Change of Control of the Company, any outstanding Performance Share Awards shall be treated in accordance with the Grant Letter. The Committee shall specify in the Grant Letter the circumstances under which a Performance Share Award will vest in the event of a Change of Control of the Company.

(e) Settlement. Upon the conclusion of the Award Term of a Performance Share Award as specified in the Grant Letter, the Grantee shall receive in settlement of such Performance Share Award a number of shares of Common Stock as may be determined in accordance with the Performance Plan. Settlement shall be made in whole shares of Common Stock, with any fractional shares paid in cash.

(f) No Rights as a Stockholder. A Grantee shall not have any rights as a stockholder with respect to shares of Common Stock subject to a Performance Share Award prior to the issuance of such shares, including with respect to dividends and voting rights. Grantees shall be unsecured creditors of the Company with respect to Performance Share Awards.

11. Transferability of Options and Grants

(a) Restrictions on Transferability. Only a Grantee (or, in the case of an individual Grantee, his or her authorized legal representative) may exercise rights under a Grant except as otherwise stated herein and in Section 11(b) below. No individual Grantee may transfer those rights except (i) by will or by the laws of descent and distribution, or (ii) as may be provided under Section 11(b) below. Upon the death of an individual Grantee, the personal representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights. A Successor Grantee shall furnish proof satisfactory to the Company of such person’s right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide in its sole discretion that a Grantee may transfer Nonqualified Stock Options to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the Committee may determine; provided that any such transfer shall not be for value, the Grantee shall receive no consideration for the transfer of such Nonqualified Stock Options and the transferred Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately before the transfer.

12. Change of Control of the Company

As used in this Plan, unless otherwise specified in the Grant Letter, a “Change of Control” shall be deemed to have taken place if (i) any Person (except for an employee or his or her family, the Company or any employee benefit plan of the Company or of any Affiliate, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such Person shall become the Beneficial Owner in the aggregate of 40% or more of the shares of the Company then outstanding and entitled to vote for directors generally, (ii) any Person (except an employee and his or her family), together with all Affiliates and Associates of such Person, purchases substantially all of the assets of the Company, or (iii) during any 24-month period, individuals who at the beginning of such period constituted the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of at least 75% of the directors who were not directors at the beginning of such period was approved by a vote of at least 75% of the directors in office at the time of such election or nomination who were directors at the beginning of such period.

For purposes of this definition, “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act; “Person” shall mean any individual, firm, corporation, partnership or other entity (which, for the avoidance of doubt, does not include the United States government, any of its states, or any of their respective political subdivisions, departments, agencies or instrumentalities), as determined by the Committee in its sole discretion; and a Person shall be deemed the “Beneficial Owner” of any securities:

(i) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 under the Exchange Act), including without limitation, pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable successor report); or

(iii) to the extent that such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with any other Person for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy described in the proviso to subsection (ii) above) or disposing of any voting securities of the Company, in which case such Person shall be the Beneficial Owner of all securities that are Beneficially Owned, directly or indirectly, by such other Person (or any Affiliate or Associate thereof) within the meaning of subsection (i) or (ii) above; provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

Notwithstanding the foregoing, for Grants made on or after May 13, 2009, the Committee may adjust the definition of Change of Control for a particular Grant as the Committee deems appropriate in the Grant Letter issued with respect to such Grant.

13. Dissolution, Liquidation or Winding Up

If the Company is to be dissolved or liquidated, then, at least ten days prior to the effective date of such event, the Company shall give each Grantee with any outstanding Grants written notice of such event. Each such Grantee shall thereupon have the right to exercise in full any installments of such Grants not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants), within ten days after such written notice is sent by the Company. Any installments of such Grants not so exercised shall thereafter lapse and be of no further force or effect.

14. Amendment and Termination of the Plan and Grants

(a) Amendment. The Board may amend or terminate the Plan at any time, subject to the following limitations:

(1) the approval by the stockholders of the Company and approval by the Committee shall be required in respect of any amendment to the extent then required by applicable law or by the regulations of the U.S. Securities and Exchange Commission or the New York Stock Exchange or such other securities exchange on which the Common Stock is then listed; and

(2) the Board shall not amend the Plan without stockholder approval if such amendment would cause the Plan, any Grant or the exercise of any right under the Plan to fail to comply with the requirements of Rule 16b-3 under the Exchange Act (or any successor provision), or if such amendment would cause the Plan or the Grant or exercise of an Incentive Stock Option to fail to comply with the requirements of Section 422 of the Code including, without limitation, a reduction of the option price set forth in Section 6(b) above or an extension of the period during which an Incentive Stock Option may be exercised as set forth in Section 6(c) above.

(b) Termination of Plan. The Plan shall terminate on December 31, 2018, unless earlier terminated by the Board or unless extended by the Board with the approval of the stockholders. No Incentive Stock Option shall be granted under the Plan more than ten years following the Effective Date.

(c) Termination and Amendment of Outstanding Grants.

(1) General. A termination or amendment of the Plan that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the Grantee consents or unless the Committee acts under Section 22(b) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 22(b) below or may be amended by mutual agreement of the Company and the Grantee which is consistent with the Plan; provided, however, that an amendment of the Plan or of the Grant that merely accelerates the vesting or extends the post-termination exercise period of the Grant shall become effective without the consent of the Grantee.

(2) No Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Grants may not be amended to reduce the exercise price of outstanding Stock Options or SARs, or to cancel outstanding Stock Options or SARs in exchange for cash, other incentive awards, or Stock Options or SARs with an exercise price that is less than the exercise price of the original Stock Options or SARs, in each case without the approval of the stockholders of the Company. This Section 14(c)(2) is intended to govern the repricing or exchange of “underwater” Stock Options and SARs and shall not be construed to prohibit the adjustments provided for in Section 3(c) of this Plan.

15. Funding of the Plan

The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

16. Rights of Eligible Participants

Nothing in the Plan shall entitle any Eligible Participant or other person to any claim or right to any Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Participant or Grantee any rights to be retained by the Company in any capacity, whether as an employee, officer, non-employee member of the Board, independent contractor, consultant, advisor or otherwise.

17. Tax Matters

(a) Withholding of Taxes. The Company shall have the right to deduct from all Grants paid in cash any federal, state or local taxes required by law to be withheld with respect to such Grants paid in cash. In the case of Grants paid in Common Stock, the Company shall have the right to require the Grantee to pay to the Company the amount of any taxes which the Company is required to withhold in respect of such Grants or to take whatever action it deems necessary to protect the interests of the Company in respect of such tax liabilities, including, without limitation, withholding a portion of the shares of Common Stock otherwise deliverable pursuant to the Plan. The Company’s obligation to issue or transfer shares of Common Stock in connection with any Grant shall be conditioned upon the Grantee’s compliance with the requirements of this Section 17(a) to the satisfaction of the Committee.

(b) Deferrals and Code Section 409A. The Committee, in its sole discretion, may permit a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be delivered under the Plan. In the event of such a deferral, the Committee may, if applicable, provide that the payment of dividend equivalents attributable thereto shall be also deferred until such time as the Grant will be settled in accordance with the Grantee’s deferral election. Any such deferral election shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion. The Committee may establish such rules and procedures as it may deem advisable and in the best interests of the Company in the event that Section 409A of the Code is implicated by any transaction under the Plan.

18. Agreements with Grantees

Each Grant made under the Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Committee shall approve. In the event of a conflict between the provisions of the Plan and the provisions of any Grant Letter, the provisions of the Plan shall control.

19. Requirements for Issuance of Shares

No Common Stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant on the Grantee’s undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Common Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Any such restrictions are in addition to and not in lieu of the restrictions on shares provided for elsewhere in the Plan, including in Section 7 hereof in the case of Restricted Stock or Restricted Stock Units.

20. Non-U.S. Grants

In order to conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries or Affiliates operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Grantee, the Committee may (i) modify the terms and conditions of Grants to Grantees employed or engaged outside the United States (“Non-US Grants”), (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances (“Subplans”), and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The decision to grant Non-US Grants or to establish Subplans shall be at the sole discretion of the Committee. The Committee may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Grantees. The Company, Subsidiaries, Affiliates and members of the Committee shall not incur any liability of any kind to any Grantee as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-US Grants (1) are wholly discretionary and, although provided by either the Company, a Subsidiary or Affiliate, do not constitute regular or periodic payments and (2) are not to be considered part of the Grantee’s salary or compensation under the Grantee’s employment with the Grantee’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Committee may direct the payment of Non-US Grants (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and, in the Committee’s discretion, such payments may be made in a lump sum or in installments.

21. Effective Dates

(a) Effective Date of the Plan. The Plan shall be effective as of February 14, 2008, subject to the approval of the Company’s stockholders within 12 months after such effective date.

(b) Effectiveness of Section 16 Provisions. The provisions of the Plan that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act shall remain in effect for so long as the Common Stock is registered under the Exchange Act.

22. Miscellaneous

(a) Substitute Grants. The Committee may make a Grant to an employee, a non-employee director, or an independent contractor, consultant or advisor of another corporation or other entity, if such person shall become an Eligible Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company and such entity. Any such Grant shall be made in substitution for a stock option, restricted stock grant or other incentive award granted by such entity (“Substituted Stock Incentives”), but the terms and conditions of the substitute Grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute Grants.

(b) Compliance with Law. Notwithstanding anything in the Plan or any Grant Letter to the contrary, the Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws and required approvals by any governmental or regulatory agencies. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan shall comply with all applicable conditions of Rule 16b-3 or any successor provisions under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify any Grant to bring it into compliance with any valid and mandatory government regulations. The Committee may, in its sole discretion, agree to limit its authority under this Section 22(b). Without limiting the foregoing, notwithstanding anything in the Plan or any Grant Letter to the contrary, the Plan and all Grants hereunder shall be subject to all applicable laws, regulations, restrictions, or governmental guidance that become applicable in the event of the Company’s participation in the Troubled Asset Relief Program under the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009, or any similar program of the United States government, any of its states, or any of their respective political subdivisions, departments, agencies or instrumentalities (collectively, “TARP”), and the Committee reserves the right to modify Grants as necessary to conform to any restrictions imposed under TARP. Furthermore, as a condition of participating in the Plan, all Participants agree to any such modifications that may be imposed by the Committee, and all Participants agree to sign such waivers or acknowledgments as the Committee may deem necessary or appropriate with respect to TARP restrictions applicable to Grants.

(c) Governing Law. Except to the extent preempted by any applicable federal law, the Plan and the Grant Letters shall be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereunder.

(d) Severability. In the event any provision of the Plan or of any Grant Letter shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or Grant Letter, and the Plan or Grant Letter shall be construed or enforced as though the illegal or invalid provision had not been included.

(e) Headings. The section headings of the Plan are for reference only. In the event of a conflict between a section heading and the content of a section of the Plan, the content of the section shall control.

23. Index of Defined Terms

For purposes of the Plan:

“Affiliate” is defined in Section 12.

“Associate” is defined in Section 12.

“Beneficial Owner” is defined in Section 12.

“Board” shall mean the Board of Directors of Radian Group Inc. The term “director” shall refer to an individual member of the Board.

“Cause,” when used in connection with the termination of a Grantee’s employment or other service relationship with the Company, shall mean the Grantee’s (1) indictment for, conviction of, or pleading nolo contendere to, a felony or a crime involving fraud, misrepresentation or moral turpitude (excluding traffic offenses other than traffic offenses involving use of alcohol or illegal substances); (2) fraud, dishonesty, theft or misappropriation of funds in connection with the Grantee’s duties with the Company; (3) material violation of the Company’s Code of Conduct or employment policies, as in effect from time to time; or (4) gross negligence or willful misconduct in the performance of the Grantee’s duties with the Company, in each case as determined in the sole discretion of the Committee.

“Change of Control” is defined in Section 12.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” is defined in Section 4(a).

“Common Stock” is defined in Section 3(a).

“Company” is defined in the preamble to the Plan. For purposes of the Plan, the term “Company” includes Radian Group Inc. and all of its Subsidiaries as a group.

“Disability” is defined in Section 6(d).

“Effective Date” shall mean February 14, 2008.

“Eligible Participant” is defined in Section 5.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

The “fair market value” of a share of Common Stock shall be as determined in Section 6(b)(2).

“Full Value Grants” is defined in Section 3(b).

“Grant” is defined in Section 2.

“Grantee” is defined in Section 5.

“Grant Letter” is defined in Section 2.

“Incentive Stock Option” is defined in Section 6(b)(1).

“Nonqualified Stock Option” is defined in Section 6(b)(1).

“Non-US Grants” is defined in Section 20.

“Parent Corporation” shall have the meaning set forth in Section 424(e) of the Code.

“Performance Plan” is defined in Section 10(a).

“Performance Share Awards” is defined in Section 10(a).

“Person” is defined in Section 12.

A share of “Phantom Stock” shall mean the right, granted pursuant to Section 9, to receive a share of Company Stock upon the settlement thereof.

“Phantom Stock Restriction Period” is defined in Section 9(a).

“Plan” shall mean this Radian Group Inc. 2008 Equity Compensation Plan as defined in the preamble, as the same may be amended from time to time.

“Plan Reserve” is defined in Section 3(a), subject to adjustment from time to time as provided in Section 3.

A share of “Restricted Stock” shall mean a share of Common Stock which is granted pursuant to a Restricted Stock Grant.

“Restricted Stock Grant” is defined in Section 7.

“Restricted Stock Units” is defined in Section 7.

“Restriction Period” is defined in Section 7(a).

“Retirement” is defined in Section 6(d).

“RSU Conversion Date” is defined in Section 7(a).

“Rule 16b-3” shall mean the rule thus designated as promulgated under the Exchange Act, or any successor rule.

“SAR” is defined in Section 8(a).

“Stand-Alone SAR” shall mean a stock appreciation right granted pursuant to Section 8 which is not related to any Stock Option.

“Stock Option” is defined in Section 6(b)(1).

“Subcommittee” is defined in Section 4(c).

“Subplans” is defined in Section 20.

“Subsidiary” shall mean any corporation or other entity in which, at the time of reference, the Company owns, directly or indirectly, stock or similar interests comprising more than 50% of the combined voting power of all outstanding securities of such entity.

“Subsidiary Corporation” shall have the meaning set forth in Section 424(f) of the Code.

“Substituted Stock Incentives” is defined in Section 22(a).

“Successor Grantee” is defined in Section 11(a).

“Tandem SAR” shall mean a stock appreciation right granted pursuant to Section 8 which is related to a Stock Option.

* * *

This Radian Group Inc. Amended and Restated 2008 Equity Compensation Plan was adopted by the Board of Directors of the Company on February 11, 2009, and was approved by the stockholders of the Company at the annual meeting of stockholders held on May 13, 2009. This Plan was further amended and clarified by the Board of Directors of the Company on May 13, 2009 and June 16, 2009. The May and June 2009 amendments shall apply to all Grants except where explicitly specified otherwise herein.